Trade and other payables	12 Months Ended
Mar. 31, 2019
Subclassifications of assets, liabilities and equities [abstract]
Trade and other payables
Trade and other payables

	March 31, 2019 R’000	March 31, 2018 R’000

Trade payables	90,770	98,094
Accruals	200,502	176,963
Revenue received in advance (1)	88,552	66,120
Recurring commission liability	5,304	*
Value added taxes	11,280	6,646
Other	3,461	2,696
	399,869	350,519

(1) The impact of adopting IFRS 15 on April 1, 2018 was a R1.8 million increase in revenue received in advance due to significant financing adjustments. Refer to note 2.1.1.1. Revenue of R42.3 million was recognized during fiscal 2019 that was included in the opening balance of the revenue received in advance liability at April 1, 2018.
* Comparatives have not been restated on adoption of IFRS 15. Refer to note 2.1.1.1.